EXHIBIT 10.2

SECOND AMENDMENT
Dated as of December 15, 2004

LOAN AND SERVICING AGREEMENT
Dated as of December 18, 2002

     This SECOND AMENDMENT (this “Amendment”), dated as of December 15, 2004 is entered into among ACE FUNDING LLC, a Delaware limited liability company (the “Borrower”), ACE CASH EXPRESS, INC., a Texas corporation, individually (“ACE”) and as Check-Casher (in such capacity, the “Check-Casher”), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (the “Lender”), DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN (“DZ Bank”), as administrative agent for Lender (in such capacity, the “Administrative Agent”) and as liquidity agent for Liquidity Providers (in such capacity, the “Liquidity Agent”), and U.S. BANK NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).

RECITALS

     WHEREAS, the parties hereto have entered into a certain Loan and Servicing Agreement, dated as of December 18, 2002, as amended by that certain First Amendment, dated as of December 22, 2003 (and as further amended, supplemented or otherwise modified from time to time, the “Loan and Servicing Agreement”);

     WHEREAS, the parties hereto wish to make certain amendments to the Loan and Servicing Agreement as herein provided;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and the Loan and Servicing Agreement, the parties hereto agree as follows:

     SECTION 1. Definitions. All capitalized terms used but not defined herein are used as defined in the Loan and Servicing Agreement.

     SECTION 2. Amendments to Loan and Servicing Agreement. Effective as of the date that the conditions set forth in Section 3 hereof are satisfied, the Loan and Servicing Agreement is hereby amended as follows:

              2.1. The first paragraph of Section 1.04 of the Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

The Borrower covenants and agrees to use all proceeds of the Loans solely to provide Cash to the SSMs for use by the Check-Casher in cashing Checks in the SSMs. The Check-Casher hereby covenants and agrees that the Borrower shall be the sole and exclusive source of cash for the SSMs, and until the Final Payout Date hereunder it will not permit cash from any other cash provider to be placed in the SSMs. No self-service check machine included as an SSM hereunder during any Usage Period shall be removed as an SSM hereunder without the prior written consent of the Administrative Agent. Prior to the initial Usage Period, Borrower will provide Administrative Agent a Schedule of the SSMs for such Usage Period to be attached hereto as Schedule II consisting of not less than 125 SSMs, indicating the locations thereof. Such locations shall be deemed acceptable unless Administrative Agent objects to any specific location within ten (10) Business Days of receipt of the proposed Schedule of SSMs. SSMs will not be relocated during a Usage Period. If for any reason Borrower cannot satisfy all the requirements of this Agreement as to a particular SSM, Borrower shall have the right to seek an alternative source of Cash for such SSM, provided the total number of SSM’s subject hereto shall not be less than 125 during such Usage Period. Prior to the commencement of any subsequent Usage Period, Borrower will provide Administrative Agent a Schedule of the SSMs for such Usage Period to be attached as a replacement Schedule II, consisting of not less than 125 SSMs, indicating the locations thereof, with any change in such Schedule from the prior Usage Period subject to approval by the Administrative Agent. The Borrower covenants and agrees at all times to ensure that Schedule III contains a complete and accurate listing of the Excluded SSMs which will not be funded by the Borrower with Cash (any update to which shall be delivered to the Administrative Agent). ACE is expressly authorized to seek alternative sources of cash for the Excluded SSMs. The Check-Casher hereby appoints the Borrower as its cash provider for all SSMs, and the Borrower hereby accepts such appointment. At no time shall any funds from other cash providers (which, for the avoidance of doubt, shall not include funds received in respect of Checks) be placed in any SSM or the Trust Collection Account, any Vault Collection Account, any account created pursuant to Section 3.01 or any other account created in connection with this Agreement. As compensation to the Borrower for the provision of cash inventory hereunder, the Check-Casher shall pay to the Borrower the Cash Inventory Provision Fee as provided herein.

2.2. Section 5.01(x) and Exhibit 5.01(x) of the Loan and Servicing Agreement are hereby deleted in their entirety.

2.3. Section 8.02(c) of the Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

(c) Drawings on Letter of Credit. If the Liquidity Agent determines (A) that any amount payable by the Check-Casher or ACE (but excluding amounts payable by Borrower) hereunder (including any indemnity payment) has not been paid when due or the Borrower has suffered any loss related to the failure of the Check-Casher to perform any of its obligations hereunder, (B) the Borrower has suffered any loss of a nature that the Liquidity Agent has determined in its reasonable discretion would otherwise have been covered by an errors and omissions policy, or (C) the Borrower has not paid in full all amounts due and owing pursuant to this Agreement on or prior to the second Business Day prior to the then-current expiration date of the Letter of Credit, as such expiration date may be extended from time to time, the Liquidity Agent may in its discretion (but shall not be obligated to) deliver notice thereof to the Collateral Agent, which notice shall specify the aggregate unpaid amount then due and payable by the Check-Casher or ACE, the amount of such loss and/or the then-current expiration date of the Letter of Credit; provided, however, that, in respect to Clause (C) above only, if the amount on deposit in the Reserve Account is greater than the sum of all amounts due and owing by Borrower pursuant to this Agreement, then the Liquidity Agent shall not instruct the Collateral Agent to, and the Collateral Agent shall not, make a drawing on the Letter of Credit pursuant to such Clause (C). Following receipt of such notice, the Collateral Agent shall make a drawing on the Letter of Credit for the amount specified and apply the amounts received as directed by the Liquidity Agent (or, in the case of Clause (C) above, deposit such amounts into the account specified by the Liquidity Agent for application to amounts described in Clauses (A) and (B) above as they may arise).

2.4. The definition of “Intercreditor Agreement” in Appendix A to the Loan and Servicing Agreement is hereby deleted in its entirety.

2.5. Schedules I, II and III to the Loan and Servicing Agreement are hereby replaced with Schedules I, II and III hereto.

         SECTION 3. Conditions Precedent. This Amendment shall become effective on the date when:

     3.1. the Administrative Agent shall have received an original counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties hereto, or other evidence satisfactory to the Administrative Agent of the execution and delivery of this Amendment by such parties;

     3.2. the Collateral Agent shall have received either a fully-executed copy of the Letter of Credit or a copy of an errors and omissions policy;

     3.3. the Administrative Agent shall have received proof of insurance reasonably acceptable to the Administrative Agent covering any theft, destruction, or other loss of Cash while such Cash is located in an SSM naming the Collateral Agent as loss payee;

     3.4. the Administrative Agent shall have received a pro forma Borrowing Base Report and a pro forma Servicing Report, prepared in respect of the proposed initial Borrowing for the 2005 Usage Period;

     3.5. the Administrative Agent shall have received good standing certificate for Borrower issued by the Secretary of State of Delaware and a good standing certificate for the Check-Casher issued by the Secretary of State of Texas;

     3.6. the Administrative Agent shall have received UCC search reports for the Borrower and the Check-Casher;

     3.7. the Administrative Agent shall have received letters from the rating agencies then rating the Commercial Paper Notes confirming that the existing ratings of the Commercial Paper Notes will remain in effect after giving effect to this Amendment and otherwise affirming the existing ratings of the Commercial Paper Notes;

     3.8. the Liquidity Provider shall have extended its liquidity funding commitment pursuant to Section 2.10(a) of the Liquidity Agreement to May 31, 2005; and

     3.9. the Administrative Agent shall have confirmed receipt in immediately available funds of the Annual Commitment Fee and all other amounts payable under the Fee Letter on or prior to the date of the initial Borrowing for the 2005 Usage Period.

           SECTION 4. Miscellaneous.

     4.1. Reaffirmation of Covenants, Representations and Warranties. Upon the effectiveness of this Amendment, each of the Borrower, the Check-Casher and ACE hereby reaffirms all covenants, representations and warranties made in the Loan and Servicing Agreement to the extent the same are not amended or waived hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     4.2. Representations and Warranties. Each of the Borrower, the Check-Casher and ACE hereby represents and warrants that (i) there have been no material changes to any Approved Courier Agreement, any Approved Vault Bank Agreement, any SSM Acknowledgment, any Agent Bank Acknowledgment, any Approved Tax Provider Acknowledgment, any agreements with Approved Tax Providers, any agreements with the Approved Bank or any other agreement relating to the SSMs or the transportation of Cash or Checks (including any agreements referred to in Section 5.01(l), (n), (p), (q) or (w) of the Loan and Servicing Agreement) or the parties thereto since the prior Usage Period, or any such changes have been otherwise consented to by the Liquidity Agent; (ii) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms; (iii) upon the effectiveness of this Amendment, no Termination Event or Event of Default shall exist; and (iv) the current form of Approved Cashier’s Check and Approved RAL Agreement have been delivered to the Administrative Agent.

     4.3. References to Loan and Servicing Agreement. Upon the effectiveness of this Amendment, each reference in the Loan and Servicing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Loan and Servicing Agreement as amended hereby, and each reference to the Loan and Servicing Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan and Servicing Agreement shall mean and be a reference to the Loan and Servicing Agreement as amended hereby.

     4.4. Effect on Loan and Servicing Agreement. Except as specifically amended above, the Loan and Servicing Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     4.5. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, the Collateral Agent or Administrative Agent under the Loan and Servicing Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

     4.6. Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

     4.7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     4.8. Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

     4.9. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACE FUNDING LLC
By	/s/ MICHAEL J. BRISKEY
Title: VP

ACE CASH EXPRESS, INC., individually and as Check-Casher
By	/s/ MICHAEL J. BRISKEY
Title: SVP & Treasurer

AUTOBAHN FUNDING COMPANY LLC, as Lender

By:	DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN

By	/s/ PATRICK F. PREECE
Title: Vice President

By	/s/ MARK A. PARSA
Title: Assistant Vice President

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, as Administrator and as Liquidity Agent
By	/s/ PATRICK F. PREECE
Title: Vice President

By	/s/ MARK A. PARSA
Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By	/s/ TOBY ROBILLARD
Title: Assistant Vice President

SCHEDULE I

Ace Funding, LLC.
Deposit Accounts 2005
Schedule I

Bank Name	Depository Account	Vault Account

Bank of America	****	****

	****	****

Comerica	****	****

Hibernia National Bank	****	****

National City Bank	****	****

	****	****

US Bank	****	****

	****	****

Wachovia Bank	****	****

Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment submitted to the Securities and Exchange Commission. Omissions are designated as ****. A complete version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE II

CTR	ADDRESS	CITY	ST	ZIP	ARMORED	BANK	DEPOSITORY	CURRENCY
6593	1400 S. ARLINGTON #18	AKRON	OH	44306	Loomis	US Bank	****	****
6777	170 CALDERWOOD STREET	ALCOA	TN	37701	Loomis	US Bank	****	****
6672	117 MACARTHUR DRIVE	ALEXANDRIA	LA	71303	Loomis	Hibernia	****	****
6562	101 N 8TH ST	ALLENTOWN	PA	18101	AT	Wachovia	****	****
6572	1300-D PATTON AVENUE	ASHEVILLE	NC	28806	Loomis	BofA	****	****
6574	1157 RALPH D. ABERNATHY BLVD SW	ATLANTA	GA	30310	Loomis	BofA	****	****
6575	5195 OLD NATIONAL HWY.	ATLANTA	GA	30349	Loomis	BofA	****	****
6662	2636-4 MARTIN LUTHER KING, JR	ATLANTA	GA	30311	Loomis	BofA	****	****
6830	1157 RALPH D. ABERNATHY BLVD SW	ATLANTA	GA	30310	Loomis	BofA	****	****
6511	2300 COLUMBUS ST	BAKERSFIELD	CA	93306	Loomis	BofA	****	****
6512	2512 WILSON RD	BAKERSFIELD	CA	93304	Loomis	BofA	****	****
6513	920 CHESTER AVE.	BAKERSFIELD	CA	93301	Loomis	BofA	****	****
6635	1215-B OLIVE DRIVE	BAKERSFIELD	CA	93308	Loomis	BofA	****	****
6673	5151 PLANK ROAD	BATON ROUGE	LA	70805	Loomis	Hibernia	****	****
6681	1968 PIPESTONE	BENTON HARBOR	MI	49022	AT	Comerica	****	****
6580	4616 ROSSVILLE BLVD	CHATTANOOGA	TN	37407	Loomis	BofA	****	****
6720	4735 HIGHWAY 58	CHATTANOOGA	TN	37416	Loomis	BofA	****	****
6833	3221 ROSSVILLE BLVD	CHATTANOOGA	TN	37407	Loomis	BofA	****	****
6711	4000 GLENWAY AVE.	CINCINNATI	OH	45205	AT	US Bank	****	****
6622	1590 FT. CAMPBELL BLVD.	CLARKSVILLE	TN	37042	Loomis	BofA	****	****
6724	1035 S. RIVERSIDE DRIVE	CLARKSVILLE	TN	37040	Loomis	BofA	****	****
6717	201 KEITH STREET	CLEVELAND	TN	37311	Loomis	BofA	****	****
6590	10626 LORAIN AVE	CLEVELAND	OH	44111	Loomis	US Bank	****	****
6706	4237 FULTON ROAD	CLEVELAND	OH	44144	Loomis	US Bank	****	****
6834	2765 E. 55TH STREET	CLEVELAND	OH	44104	Loomis	US Bank	****	****
6587	1503 E LIVINGSTON AVENUE	COLUMBUS	OH	43205	AT	US Bank	****	****
6588	2147 EAKIN RD	COLUMBUS	OH	43223	AT	US Bank	****	****
6699	3737 SOUTH HIGH ST.	COLUMBUS	OH	43207	AT	US Bank	****	****
6712	3350 CLEVELAND AVE	COLUMBUS	OH	43224	AT	US Bank	****	****
6507	3200 SOUTH LANCASTER, #156A	DALLAS	TX	75216	Loomis	BofA	****	****
6553	1904 MARTIN L. KING BLVD	DALLAS	TX	75227	Loomis	BofA	****	****
6554	2223 S. BUCKNER #237	DALLAS	TX	75227	Loomis	BofA	****	****
6555	270 WYNNEWOOD VILLAGE	DALLAS	TX	75224	Loomis	BofA	****	****
6573	3197 GLENWOOD RD	DECATUR	GA	30032	Loomis	BofA	****	****

Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment submitted to the Securities and Exchange Commission. Omissions are designated as ****. A complete version of this document has been filed separately with the Securities and Exchange Commission.

CTR	ADDRESS	CITY	ST	ZIP	ARMORED	BANK	DEPOSITORY	CURRENCY
6599	10765 GRAND RIVER	DETROIT	MI	48204	Loomis	Comerica	****	****
6600	13032 GRATIOT	DETROIT	MI	48205	Loomis	Comerica	****	****
6603	20200 W. 7 MILE	DETROIT	MI	48219	Loomis	Comerica	****	****
6605	15570 JOY ROAD	DETROIT	MI	48228	Loomis	Comerica	****	****
6606	16862 SCHAEFER	DETROIT	MI	48235	Loomis	Comerica	****	****
6683	2032 E. EIGHT MILE ROAD	DETROIT	MI	48234	Loomis	Comerica	****	****
6764	13316 E. JEFFERSON	DETROIT	MI	48215	Loomis	Comerica	****	****
6591	13501 EUCLID AVENUE	E. CLEVELAND	OH	44112	Loomis	US Bank	****	****
6710	15501 EUCLID AVE.	E. CLEVELAND	OH	44112	Loomis	US Bank	****	****
6623	3580 M SANTA ANITA	EL MONTE	CA	91732	Loomis	US Bank	****	****
6761	3178 DIXIE HWY	ERLANGER	KY	41018	AT	US Bank	****	****
6715	22354 LAKE SHORE BLVD	EUCLID	OH	44123	Loomis	US Bank	****	****
6607	4919 CLIO ROAD	FLINT	MI	48504	Loomis	Comerica	****	****
6644	4901 PALM BEACH BLVD	FORT MYERS	FL	33905	Loomis	BofA	****	****
6726	8458 CAMP BOWIE WEST	FORT WORTH	TX	76116	Loomis	BofA	****	****
6627	3250 E TULARE AVENUE	FRESNO	CA	93702	Loomis	BofA	****	****
6549	5411 E LANCASTER	FT WORTH	TX	76112	Loomis	BofA	****	****
6769	2590 DIXIE HWY.	HAMILTON	OH	45015	AT	US Bank	****	****
6602	10017 JOSEPH CAMPAU	HAMTRAMCK	MI	48212	Loomis	Comerica	****	****
6604	18000 VERNIER	HARPER WOODS	MI	48225	Loomis	Comerica	****	****
6598	12895 WOODWARD	HIGHLAND PARK	MI	48203	Loomis	Comerica	****	****
6594	2900 SOUTHEASTERN AVE.	INDIANAPOLIS	IN	46203	Loomis	Nat City	****	****
6668	5111 W. WASHINGTON ST.	INDIANAPOLIS	IN	46241	Loomis	Nat City	****	****
6831	2900 SOUTHEASTERN AVE.	INDIANAPOLIS	IN	46203	Loomis	Nat City	****	****
6648	6733-2 103RD STREET	JACKSONVILLE	FL	32210	Loomis	BofA	****	****
6649	2261-3 EDGEWOOD AVE W.	JACKSONVILLE	FL	32209	Loomis	BofA	****	****
6728	6738-C LAKE WORTH BLVD.	LAKE WORTH	TX	76135	Loomis	BofA	****	****
6639	43537 13TH STREET WEST	LANCASTER	CA	93534	Loomis	US Bank	****	****
6824	1234 MILLERSVILLE PIKE Manor Shopping Center	LANCASTER	PA	17603	AT	Wachovia	****	****
6559	122 MULBERRY ST	LENOIR	NC	28645	Loomis	BofA	****	****
6704	2100 HARDING HWY	LIMA	OH	45804	AT	US Bank	****	****
6531	4520 ATLANTIC AVE	LONG BEACH	CA	90807	Loomis	US Bank	****	****
6621	2620 LONG BEACH BLVD	LONG BEACH	CA	90806	Loomis	US Bank	****	****
6618	3020 S. FIGUEROA STREET	LOS ANGELES	CA	90007	Loomis	US Bank	****	****
6619	4855 W. PICO BLVD	LOS ANGELES	CA	90019	Loomis	US Bank	****	****
6585	612 WEST BROADWAY	LOUISVILLE	KY	40202	AT	US Bank	****	****
6732	2323 MEMORIAL AVE. #11 A-B	LYNCHBURG	VA	24501	Loomis	Wachovia	****	****

Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment submitted to the Securities and Exchange Commission. Omissions are designated as ****. A complete version of this document has been filed separately with the Securities and Exchange Commission.

CTR	ADDRESS	CITY	ST	ZIP	ARMORED	BANK	DEPOSITORY	CURRENCY
6716	613 E. CENTER STREET	MARION	OH	43302	AT	US Bank	****	****
6823	4313 WALNUT ST. Olympia Shopping Center	MCKEESPORT	PA	15132	AT	Nat City	****	****
6581	292 N. CLEVELAND	MEMPHIS	TN	38104	Loomis	BofA	****	****
6582	3180 N. THOMAS	MEMPHIS	TN	38107	Loomis	BofA	****	****
6583	1891 SOUTH THIRD	MEMPHIS	TN	38109	Loomis	BofA	****	****
6584	2721 PERKINS	MEMPHIS	TN	38118	Loomis	BofA	****	****
6521	12 W MAIN ST	MERCED	CA	95340	Loomis	US Bank	****	****
6577	150 EAST 1ST AVENUE	MIAMI	FL	33010	Loomis	BofA	****	****
6578	6120 NW 7TH AVE.	MIAMI	FL	33127	Loomis	BofA	****	****
6557	5209 W FOND DU LAC	MILWAUKEE	WI	53216	Loomis	US Bank	****	****
6558	1842 SOUTH 15TH ST.	MILWAUKEE	WI	53215	Loomis	US Bank	****	****
6609	1201 N. 35TH ST	MILWAUKEE	WI	53208	Loomis	US Bank	****	****
6822	5209 W FOND DU LAC	MILWAUKEE	WI	53216	Loomis	US Bank	****	****
6534	2307 OAKDALE RD, BLDG #8, STE. #2	MODESTO	CA	95355	Loomis	US Bank	****	****
6779	308 N. FAIRMONT	MORRISTOWN	TN	37814	Loomis	US Bank	****	****
6579	3302 GALLATIN ROAD	NASHVILLE	TN	37216	Loomis	BofA	****	****
6719	2941 NOLENSVILLE ROAD	NASHVILLE	TN	37211	Loomis	BofA	****	****
6613	2353 ST CLAUDE ST.	NEW ORLEANS	LA	70117	Loomis	Hibernia	****	****
6677	6003 BULLARD AVE., SUITE 6	NEW ORLEANS	LA	70128	Loomis	Hibernia	****	****
6586	1777 MONMOUTH STREET	NEWPORT	KY	41071	AT	US Bank	****	****
6518	5723 WATT AVE	NORTH HIGHLANDS	CA	95660	Loomis	US Bank	****	****
6612	7446 N 30 ST	OMAHA	NE	68112	Loomis	US Bank	****	****
6617	5851 SO CENTRAL	PHOENIX	AZ	85040	Loomis	BofA	****	****
6809	2216 J.L. REDMAN PARKWAY	PLANT CITY	FL	33566	Loomis	BofA	****	****
6533	891 N GAREY AVE	POMONA	CA	91768	Loomis	US Bank	****	****
6770	836 GALLIA STREET	PORTSMOUTH	OH	45662	AT	US Bank	****	****
6802	3115 MECHANICSVILLE PIKE	RICHMOND	VA	23224	Loomis	Wachovia	****	****
6548	3834 LA SIERRA AVE	RIVERSIDE	CA	92505	Loomis	US Bank	****	****
6818	1457 HUNTER HILL ROAD	ROCKY MOUNT	NC	27804	Loomis	BofA	****	****
6514	2437 NORTHGATE BLVD	SACRAMENTO	CA	95833	Loomis	US Bank	****	****
6515	5211 FRUITRIDGE RD	SACRAMENTO	CA	95820	Loomis	US Bank	****	****
6516	6622 FLORIN RD	SACRAMENTO	CA	95828	Loomis	US Bank	****	****
6738	3447 WATT AVE.	SACRAMENTO	CA	95821	Loomis	US Bank	****	****
6731	163 ELECTRIC ROAD	SALEM	VA	24153	Loomis	Wachovia	****	****
6528	397 W. HIGHLAND AVE	SAN BERNARDINO	CA	92404	Loomis	US Bank	****	****
6626	1714 N EUCLID AVE	SAN DIEGO	CA	92105	Loomis	US Bank	****	****
6526	14210 E. 14TH ST.	SAN LEANDRO	CA	94578	Loomis	BofA	****	****
6576	1909 E. VICTORY DRIVE	SAVANNAH	GA	31405	Loomis	BofA	****	****
6650	112 E. BROUGHTON STREET	SAVANNAH	GA	31401	Loomis	BofA	****	****

Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment submitted to the Securities and Exchange Commission. Omissions are designated as ****. A complete version of this document has been filed separately with the Securities and Exchange Commission.

CTR	ADDRESS	CITY	ST	ZIP	ARMORED	BANK	DEPOSITORY	CURRENCY
6708	16716 CHAGRIN BLVD.	SHAKER HEIGHTS	OH	44120	Loomis	US Bank	****	****
6698	735 E. DIXON BLVD	SHELBY	NC	28152	Loomis	BofA	****	****
6608	925 PIERCE STREET	SIOUX CITY	IA	51101	Loomis	US Bank	****	****
6775	291 N LOWREY STREET	SMYRNA	TN	37167	Loomis	BofA	****	****
6595	21500 NORTHWESTERN HWY., STE. 519	SOUTHFIELD	MI	48075	Loomis	Comerica	****	****
6705	1065 BECHTLE AVE.	SPRINGFIELD	OH	45504	AT	US Bank	****	****
6610	5231-5235 DELMAR	ST LOUIS	MO	63108	Loomis	BofA	****	****
6611	2746 CHEROKEE	ST LOUIS	MO	63118	Loomis	BofA	****	****
6832	5231-5235 DELMAR	ST LOUIS	MO	63108	Loomis	BofA	****	****
6628	353 W. CHARTER WAY, SUITE C	STOCKTON	CA	95206	Loomis	US Bank	****	****
6664	5306 MEMORIAL DRIVE	STONE MOUNTAIN	GA	30083	Loomis	BofA	****	****
6597	SOUTHLD CTR. 23000 EUREKA RD.	TAYLOR	MI	48180	Loomis	Comerica	****	****
	4925 JACKMAN RD, #30
6589	MIRACLE MILE SHOPPING CENTER	TOLEDO	OH	43613	AT	US Bank	****	****
6535	519 N GOLDEN STATE BLVD	TURLOCK	CA	95380	Loomis	US Bank	****	****
6596	7549 E 9 MILE RD	WARREN	MI	48091	Loomis	Comerica	****	****
6541	1548 BENNING ROAD	WASHINGTON	DC	20002	Loomis	BofA	****	****
6542	4059 MINNESOTA AVE. NE	WASHINGTON	DC	20019	Loomis	BofA	****	****
6614	210 SHOPPINGWAY BLVD.	WEST MEMPHIS	AR	72301	Loomis	BofA	****	****
6805	849 JEFFERSON BLVD, STE. #102	WEST SACRAMENTO	CA	95691	Loomis	US Bank	****	****
6773	4005 E. BROAD STREET	WHITEHALL	OH	43213	AT	US Bank	****	****

Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment submitted to the Securities and Exchange Commission. Omissions are designated as ****. A complete version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE III

     None.